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                                                                     EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-48445) of TRW, Inc. of our report dated
June 25, 1999 relating to the financial statements of BDM 401(k) Savings Plan which appears in this Form 11-K.


                                         /s/ PricewaterhouseCoopers LLP


McLean, VA
June 28, 1999